ASSIGNMENT AND ASSUMPTION OF LEASE

THIS ASSIGNMENT AND ASSUMPTION OF LEASE (the "Agreement") is made and entered into as of the 28th day of June, 2009 ("Effective Date") by and between PMX Communities, Inc., a Nevada corporation (hereinafter referred to as "PMX" and/or "Assignor") and AU Speculators, LLC, a Florida limited liability company, under formation (hereinafter collectedly referred to as "AU" and/or "Assignee"). The aforementioned parties are hereinafter collectively referred to as the "Parties" and individually as a "Party". Capitalized terms shall have the meaning ascribed to them in the Agreement.

WITNESSETH:

WHEREAS, on or about February 14, 2009, PMX, as lessee, entered into that certain Lease-Purchase Option Agreement with Western Sierra Mining Corporation, as Lessor (hereinafter referred to as the "Lease"). A true and correct copy of the Lease is attached hereto and incorporated herein by reference as Exhibit "A"; and

WHEREAS, the Lease is in good standing with no uncured defaults; and

WHEREAS, PMX agrees to assign and Au agrees to assume all the rights and obligations of PMX arising after the date hereof under the Lease pursuant to the terms and conditions hereof; and

WHEREAS, each of the members of AU have extended loans to the Assignor which are represented by Promissory Notes from PMX (hereinafter collectively referred to as the "Notes"); and

WHEREAS, in consideration for this Agreement, each of the members of AU have agreed to collectively forgive the repayment of the sum of Thirty-Thousand and 00/100 Dollars ($30,000.00)of the Notes (hereinafter referred to as the "Consideration") as more fully set forth in Exhibit "B".

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and subject to the terms and conditions hereof, the parties agree as follows:

1.	PMX hereby assigns and transfers to AU all of PMX' right, title and interest as Lessee, including any deposits and prepaid rents, in and to the Lease and the leasehold estate created thereby, free and clear of any liens, claims, encumbrances, or restrictions of any kind.

2.	AU hereby assumes the performance of all the terms, covenants and conditions of the Lease herein assigned to AU and PMX's liabilities and obligations as Lessee arising or to be performed by Lessee.

3.	This Assignment and Assumption shall be effective and operative as of June 30, 2009.

4.	The terms, covenants and provision of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the respective successors and assigns of PMX and AU to the same extent as if each such successor and assign were named a party hereto.

5.	The laws of the state of Florida shall govern the construction, interpretation and validity of this agreement. Exclusive jurisdiction and venue of any action arising out of this writing shall be in the Circuit Court in and for West Palm Beach, Florida. Time is of the essence with respect to performance hereunder. If any legal action or proceeding is brought for the enforcement of this Agreement or because of an alleged dispute, breach, default or misrepresentation in connection with any provisions of this Agreement, the prevailing Party shall be entitled to recover its attorney fees and court costs. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute original signatures.

6.	No amendment, change or modification of this Agreement shall be valid unless in writing signed by the parties hereto. This document constitutes the entire understanding and agreement of the parties and any and all prior agreements, understandings, and representations are hereby terminated and canceled in their entirety and are of no further force and effect. If any provision of this Agreement, or any portion thereof, is held to be invalid and unenforceable, then the remainder of this Agreement, or any portion thereof, is held to be invalid and unenforceable, then the remainder of Agreement shall nevertheless remain in full force and effect. The Parties hereby agree to cooperate, execute and deliver any and all documents reasonably deemed necessary to effectuate the intent and the terms and conditions of this Agreement. Each party reciprocally agrees to promptly and duly execute and deliver to the other such further documents and assurances and take such further action as may from time to time be reasonably requested in order to more effectively carry out the intent and purpose of this Agreement and to establish and protect the rights and remedies created or intended to be created in favor of the other party hereunder.

IN WITNESS WHEREOF, this Assignment and Assumption of Lease has been duly executed as of the day and year first above written.

Signed, sealed and delivered in the presence of: ______________

PMX Communities, Inc.

By:/s/Dennis Carrasquillo, President (ASSIGNOR)

Signed, sealed and delivered in the presence of: ______________

AU Speculators, LLC

By:/s/Mark Goldstein, Managing Member (ASSIGNEE)



EXHIBIT "B"

Promissory Note Holder         Principal of Note to be reduced
                                by this amount

Mark Goldstein                 $9,600
Barry G. Roderman              $7,200
Mark R. Connell                $3,600
Andrew T. Goldstein            $3,600
Philip A. Liberty &
Cynthia Liberty                $3,600
Glen E.J. Murphy               $2,400

TOTAL                         $30,000